UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2018

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

 110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 11, 2018, the Company entered into Amendment No. 1 to the Rights Agreement (the “Amendment”), which amends the Rights Agreement, dated as of August 14, 2008 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent.

Under the Amendment, (i) each preferred stock purchase right, if exercisable, will initially represent the right to purchase from the Company one ten-thousandth of a share of the Company’s Series B Junior Preferred Stock, par value $0.01 per share, for a purchase price of $16.60 (decreased from $35.00) and (ii) the Final Expiration Date (as defined in the Rights Agreement) will be extended to August 14, 2021 (or August 14, 2019 if the stockholders of the Company have not approved the Amendment by such date).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and incorporated herein by reference, and the Rights Agreement, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1

Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the amended and restated Form of Rights Certificate as Exhibit 1 and the amended and restated Summary of Rights as Exhibit 2.

4.2

Rights Agreement, dated as of August 14, 2008, between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the Form of Certificate of Designation as Exhibit A, Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on August 14, 2008).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President and Chief Financial Officer

January 11, 2018

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 4.1

Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the amended and restated Form of Rights Certificate as Exhibit 1 and the amended and restated Summary of Rights as Exhibit 2.

Exhibit 4.2

Rights Agreement, dated as of August 14, 2008, between the Company and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the Form of Certificate of Designation as Exhibit A, Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on August 14, 2008).